IMPAC FUNDING CORPORATION,
                               as Master Servicer,


                         IMPAC CMB TRUST SERIES 2004-10,
                                    as Issuer


                                       and


                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                              as Indenture Trustee,


                           ---------------------------

                           AMENDMENT NO. 1 dated as of
                            December 28, 2004 to the


                               SERVICING AGREEMENT

                          Dated as of November 24, 2004

                           ---------------------------


                                 Mortgage Loans

                         Impac CMB Trust Series 2004-10



________________________________________________________________________________


________________________________________________________________________________

         AMENDMENT NO. 1 made as of this 28th day of December 2004, among Impac Funding Corporation, as Master Servicer (the "Master Servicer" ), Impac CMB Trust Series 2004-10, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

         WHEREAS, the Issuer, the Indenture Trustee and the Master Servicer entered into a Servicing Agreement (the "Agreement") dated as of November 24, 2004, relating to the servicing of Mortgage Loans in connection with Impac CMB Trust Series 2004-10; and

         WHEREAS, the Issuer, the Master Servicer and the Indenture Trustee desire to amend the terms of the Agreement pursuant to and in accordance with
Section 7.01 of the Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Issuer, the Master Servicer and the Indenture Trustee agree as follows:

1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Effective as of December 28, 2004 the Servicing Agreement is hereby amended as follows:

         (A) The phrase "The Master Servicer may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefore," in Section 3.18 of the Servicing Agreement shall be deleted in its entirety and replaced with the phrase "The Master Servicer may on behalf of the Issuer, but is not obligated to, either purchase itself or sell to a third-party, any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefor."

         (B) The following subsections shall be added to Section 3.13 of the Servicing Agreement:

         (f) The Master Servicer, on behalf of the Issuer, may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Master Servicer reasonably believes that such sale would maximize proceeds to the Securityholders in the aggregate (on a present value basis) with respect to that Mortgage Loan.

         (g) Furthermore, the Master Servicer will have the option to purchase, at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a price equal to the

         Repurchase Price of such Mortgage Loans. The Mortgage Loans that may be purchased by the Master Servicer pursuant to this paragraph will be selected by the Master Servicer in its sole discretion. If at any time the Master Servicer exercises such option, it shall immediately notify or cause to be notified the Indenture Trustee and the Custodian by a certification in the form of Exhibit B (which certification shall include a statement to the effect that all amounts required to be deposited in the Collection Account pursuant to Section 3.06 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian as agent for the Indenture Trustee shall promptly release the related Mortgage Files to the Master Servicer.

         IN WITNESS WHEREOF, the parties have caused this Amendment to the Servicing Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                IMPAC FUNDING CORPORATION,
                                as Master Servicer


                                By:  /s/ Lisa A. Duehring
                                   ---------------------------------------------
                                Name:    Lisa A. Duehring
                                Title:   Senior Vice President


                                IMPAC CMB TRUST SERIES 2004-10,
                                as Issuer

                                Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee


                                By:  /s/ Rachel L. Simpson
                                   ---------------------------------------------
                                Name:    Rachel L. Simpson
                                Title:   Financial Services Officer


                                DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                as Indenture Trustee


                                By:  /s/ Barbara Campbell
                                   ---------------------------------------------
                                Name:    Barbara Campbell
                                Title:   Assistant Vice President

                                By:  /s/ Brent Hoyler
                                   ---------------------------------------------
                                Name:    Brent Hoyler
                                Title:   Associate

Acknowledged and Agreed:

FINANCIAL GUARANTY INSURANCE COMPANY


By: /s/ Dana Murphy
   ------------------------------------------
Name:   Dana Murphy
Title:  Vice President


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